SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

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                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   September 16, 1998


                 AIR & WATER TECHNOLOGIES CORPORATION
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          (Exact Name of Registrant as Specified in Charter)

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          Delaware                     033-017921          13-3418759
(State or Other Jurisdiction          (Commission         (IRS Employer
     of Incorporation)                File Number)       Identification No.)


 30 Harvard Mill Square, Wakefield, Massachusetts                 01880
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     (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (781) 246-5200


  U.S. Highway 22 West and Station Road, Branchburg, New Jersey 08876
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     (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.     OTHER EVENTS

            On September 16, 1998, Air & Water Technologies Corporation (the "Company") and Generale des Eaux, a French company and subsidiary of Vivendi, the Company's largest stockholder, announced the extension of the contract with the Puerto Rico Aqueduct and Sewer Authority ("PRASA") for a three-year period which began September 1, 1998. On September 16, 1998, the Company and Generale des Eaux issued a press release concerning the extension of the PRASA contract. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

            (c)   Exhibits

                  99.1  Joint press release of the Company and
                        Generale des Eaux dated
                        September 16, 1998.



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AIR & WATER TECHNOLOGIES CORPORATION


                        By: /s/ Alain Brunais
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                            Name:  Alain Brunais
                            Title: Senior Vice President and
                                   Chief Financial Officer


Date:   September 17, 1998




                             EXHIBIT INDEX



EXHIBIT NO.                   DESCRIPTION                  PAGE NO.
-----------                   -----------                  --------

    99.1     Joint press release of the Company and            5
             Generale des Eaux dated September 16, 1998.